                              ZURICH MONEY FUNDS

                          WRITTEN INSTRUMENT CHANGING
                        THE NAME OF SERIES OF THE TRUST
                        -------------------------------

     The undersigned, being a majority of the trustees of Zurich Money Funds (the "Trust"), a business trust organized pursuant to an Agreement and Declaration of Trust dated August 9, 1985, as amended and restated (the "Declaration of Trust"), pursuant to Section 1 of Article III of the Declaration of Trust, do hereby change the name of each series of Shares of the Trust as follows: the "Kemper Money Market Fund" is changed to the "Zurich Money Market Fund," the "Kemper Government Money Fund" is changed to the "Zurich Government Money Fund" and the "Kemper Tax-Free Money Fund" is changed to the "Zurich Tax-Free Money Fund." The relative rights and preferences of such series shall continue to be as set forth in the Declaration of Trust.

     IN WITNESS WHEREOF, the undersigned have this 14th day of April, 1997 signed these presents.


                              /s/ Stephen B. Timbers
                              ---------------------------------
                              Stephen B. Timbers, Trustee
                              210 South Green Bay Road
                              Lake Forest, Illinois  60045

                              (signatures continue)


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                                        /s/ David W. Belin
                                        ---------------------------------
                                        David W. Belin, Trustee
                                        1705 Plaza Circle
                                        Des Moines, Iowa  50322

                                        /s/ Lewis A. Burnham
                                        ---------------------------------
                                        Lewis A. Burnham, Trustee
                                        16410 Avila Boulevard
                                        Tampa, Florida  33613

                                        /s/ Donald L. Dunaway
                                        ---------------------------------
                                        Donald L. Dunaway, Trustee
                                        7515 Pelican Bay Boulevard, #903
                                        Naples, Florida  33963

                                        /s/ Robert B. Hoffman
                                        ---------------------------------
                                        Robert B. Hoffman, Trustee
                                        10045 Litzsinger Road
                                        St. Louis, MO  63124-1131

                                        /s/ Donald R. Jones
                                        ---------------------------------
                                        Donald R. Jones, Trustee
                                        1776 Beaver Pond Road
                                        Inverness, Illinois  60067

                                        /s/ Dominique P. Morax
                                        ________________________________
                                        Dominique P. Morax, Trustee
                                        Vordere Dorfstrasse 13
                                        8803 Ruschlikon
                                        Switzerland

                                        /s/ Shirley D. Peterson
                                        ---------------------------------
                                        Shirley D. Peterson, Trustee
                                        401 Rosemont Avenue
                                        Frederick, MD  21701-8575

                                        /s/ William P. Sommers
                                        ---------------------------------
                                        William P. Sommers, Trustee
                                        2181 Parkside Avenue
                                        Hillsborough, California  94010

                                        ---------------------------------
                                        Stephen B. Timbers, Trustee
                                        210 South Green Bay Road
                                        Lake Forest, Illinois  60045